EXHIBIT 10.18

As of December 18, 2008

Premix-Marbletite Manufacturing Co.,

DFH, Inc. and Just-Rite Supply, Inc.

Re:

Amendment #9 (the "Amendment") to the Consolidating, Amended and Restated Financing Agreement and Security Agreement dated January 28, 2000 among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) ("Lender"), and Premix-Marbletite Manufacturing Co., DFH, Inc. (formerly known as Acro Holdings, Inc., formerly known as Acrocrete, Inc.) and Just-Rite Supply, Inc. (collectively referred to herein as "Borrowers" and individually as a "Borrower")

Ladies and Gentlemen:

Reference is made to that certain Consolidating, Amended and Restated Financing Agreement and Security Agreement dated January 28, 2000 (as the same has been or may hereafter be amended or modified from time to time, the "Loan Agreement") among Lender and Borrowers.  As used herein, all capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

WHEREAS, Borrowers have advised Lender that Just-Rite Supply, Inc. ("Just-Rite") desires to sell certain real property located in Gulfport, Harrison County, Mississippi to the Mississippi Department of Transportation ("MDOT"); and have requested that Lender consent to such sale notwithstanding any restrictions thereon set forth in the Loan Agreement; and

WHEREAS, in addition, the parties have agreed to modify certain terms of the financing arrangements which are evidenced by the Loan Agreement; and

WHEREAS, Lender is willing to consent to the one or more sales of the aforementioned real property and to modify certain terms applicable to such financing arrangements set forth in the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid, the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Premix-Marbletite, DFH and Just-Rite Supply

Amendment #9

1.

Consent to Sales of Gulfport Real Property.  Borrowers have advised Lender of the proposed sale by Just-Rite to the MDOT of certain real property located at 17891 16th Street, Gulfport, Harrison County, Mississippi 39503 (the "Gulfport Real Property"), for an aggregate purchase price of $2,812,525, (i) $1,947,450 of which purchase price is to be paid by the MDOT to Just-Rite in connection with the sale of the portion of the Gulfport Real Property referred to as Parcel No. 518-1-00-W and Parcel No. 518-1-00-X, which sale is anticipated by Borrowers to occur in December of 2008 (the "December 2008 Sale"), and (ii) $865,075 of which purchase price is to be paid by the MDOT to Just-Rite in connection with the sale of the portion of the Gulfport Real Property referred to as Parcel No. 526-0-00-X and Parcel No. 526-1-00-X, which sale is anticipated by Borrowers to occur in January of 2009 (the "January 2009 Sale"; and together with the December 2008 Sale, the "Sales"), and Borrowers have requested that Lender consent to each of the Sales notwithstanding any restrictions thereon set forth in the Loan Agreement.

Subject to the terms and conditions set forth below, Lender hereby consents to each of the Sales.

A.

Conditions Precedent.  Lender's agreement to consent to the Sales shall be subject to the satisfaction of each of the following conditions (the "Conditions") as determined by Lender on the date that the applicable Sale is consummated:

(1)

No Default.  No Default or Event of Default shall exist at the time of or after the consummation of the applicable Sale.

(2)

Net Proceeds.  Lender shall receive on the date that the applicable Sale is consummated:

(a)

with respect to the December 2008 Sale, written confirmation from Borrowers of the payment by Just-Rite of all amounts owed to Wachovia Bank to satisfy the mortgages outstanding in respect of the Real Property pursuant to that certain payoff letter from Wachovia Bank to Just Right Supply Inc. dated December 3, 2008 (the "Commercial Loan Payoff Letter"), and

(b)

either (i) payment in immediately available funds into Wachovia Bank deposit account number 5000000030334 (the "Wachovia Account"), of all proceeds of the applicable Sale (less (A) the amount paid to Wachovia Bank pursuant to the Commercial Loan Payoff Letter, and (B) all reasonable costs and expenses of such Sale, including legal fees and brokers commissions), the total amount of which proceeds (after giving effect to the deductions permitted above) shall in no event be less than (I) $1,450,000 with respect to the December 2008 Sale and (II) $850,000 with respect to the January 2009 Sale (such amounts hereinafter collectively referred to as the "Gulfport Net Proceeds"), or (ii) written confirmation from Borrowers of (A) the receipt by Just-Rite of payment by means of a check or other payment item of the applicable portion of the Gulfport Net Proceeds, and (B) the

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deposit by Just-Rite of the entire amount of such Gulfport Net Proceeds into Wachovia Bank deposit account number 2000709944232 in the name of Just-Rite (the "Just-Rite Account").

For purposes of paying the amounts set forth under clause (b) above by wire transfer into the Wachovia Account, such payment should be made pursuant to the wiring instructions set forth below:

Wachovia Bank, National Association

ABA #:  053000219

Name of Account: Wachovia Capital Finance (Florida)

A/C #:  5000000030334

Reference: Imperial (Just Right - 0KI03)

For purposes of providing written confirmation of Borrowers' receipt and deposit of a check in the Just-Rite Account, Borrowers should provide to Lender a copy of the check received and a deposit slip evidencing deposit in the above described Just-Rite Account on the date the applicable Sale is consummated.

(3)

Copies of Purchase Documents.   Lender shall have received (a) a true and complete copy of the purchase offers received by Just-Rite from the MDOT for each of the Sales (the "Purchase Offers"), and (b) true and complete copies of all agreements and other documents executed in connection with the closing of the Sales, including, without limitation, each warranty deed and fair market value offer.

(4)

Consummation of Sales.  Each of the Sales is consummated pursuant to and in accordance with the terms of the applicable Purchase Offer.

(5)

Continuing Occupancy Agreement.  Lender shall have received a fully executed copy of the letter agreement between the MDOT and one or more of Borrowers setting forth the right of Borrowers to remain on (and continue to store Collateral on) the Gulfport Real Property for at least ninety (90) days after the date of the applicable Sale.

(6)

Disclaimer of Rights in Collateral and Access Agreement. Lender shall have received a fully executed letter from counsel to the MDOT addressed to Lender's Mississippi counsel, David C. Goff, Esq. of Watkins Ludlam Winter & Stennis, P.A., pursuant to which the MDOT disclaims any interest it may have in respect of the Collateral located on the Gulfport Real Property, and that MDOT will not restrict Lender's access onto the Gulfport Real Property to inspect and/or remove the Collateral, which letter shall be in form and substance acceptable to Lender in its sole discretion.

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(7)

Fully Executed Counterpart.  Lender shall have received a counterpart of this letter agreement fully executed by each Borrower.

(8)

Deadline.  The December 2008 Sale shall be consummated on or before December 31, 2008 and the January 2008 Sale shall be consummated on or before January 31, 2008.

B.

Application of Proceeds.  Regardless of whether the Gulfport Net Proceeds are received in the Wachovia Account or the Just-Rite Account, Lender shall be authorized to apply and reapply the entire amount of such Gulfport Net Proceeds in connection with the Sales of the Gulfport Real Property as Lender may elect, including, without limitation, as reimbursement to Lender for all costs and legal fees incurred by Lender or its counsel in connection with the negotiation, execution or performance of this Amendment, and to the repayment of a portion of the outstanding Revolving Loans.

2.

Amendments to Loan Agreement.  The Loan Agreement is hereby amended as follows:

A.

By deleting clause (a) of Section 1.35 of the Loan Agreement and by substituting in lieu thereof the following:

(a)

as to Prime Rate Loans, a rate per annum equal to the Prime Rate plus two and one-half percent (2.5%),

B.

By adding the following new Sections 1.41 and 1.42 of the Loan Agreement immediately following Section 1.40:

1.41

"Gulfport Real Property Sale" shall mean the initial sale of certain real property owned by Just-Rite to the Mississippi Department of Transportation, located at 17891 16th Street, Gulfport, Harrison County, Mississippi 39503.

C.

By deleting subsection (a) of Section 2.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

(a)

Subject to and upon the terms and conditions contained herein, Lender agrees to make Revolving Loans to Borrower from time to time in amounts requested by Borrower up to the amount equal to the sum of:

(i)

eighty-five (85%) percent of the Net Amount of Eligible Accounts, plus

(ii)

the lesser of: (A) fifty percent (50%) of the Value of Eligible Inventory, provided, that such percentage shall be

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reduced by ten percent (10%) upon the consummation of the Gulfport Real Property Sale, or (B) $2,500,000, less

(iii)

any Availability Reserves.

D.

By deleting subsection (a) of Section 6.3 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

(a)

On or before January 31, 2009, Borrower shall establish and maintain, at its expense, blocked accounts or lockboxes and related blocked accounts (in either case, "Blocked Accounts"), as Lender may specify, with such banks as are acceptable to Lender into which Borrower shall promptly deposit and direct it account debtors to directly remit all payments on Accounts and all payments constituting proceeds of Inventory or other Collateral in the identical form in which such payments are made, whether by cash, check or other manner.  Each of the banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Lender, providing that all items received or deposited in the Blocked Accounts are the property of Lender, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Lender as Lender may from time to time designate for such purpose ("Payment Account").  Borrower agrees that all payments made to such Blocked Accounts or other funds received and collected by Lender, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the property of Lender.

E.

By deleting Section 7.1 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

(a)

on a regular basis as required by Lender, schedules of accounts, sales made, credits issued, and cash received, together with a calculation of the borrowing base set forth in Section 2.1 of this Agreement, all on a certificate in the form of Exhibit B, attached hereto and made a part hereof, or in such other form as Lender may require from time to time (each, a "Borrowing Base Certificate");

(b)

as soon as possible after the end of each month (but in any event within ten (10) business days after the end thereof), on a monthly basis or more frequently as Lender may request, (A) perpetual inventory reports, (B) inventory reports by location and category (and including the amounts of Inventory and the value thereof at any leased locations and at

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premises of warehouses, processors or other third parties), (C) agings of accounts receivable (together with a reconciliation to the previous month's aging and general ledger), (D) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises, warehouses, processors and other third parties from time to time in possession of any Collateral);

(c)

upon Lender's request, (A) copies of customer statements, purchase orders, sales invoices, credit memos, remittance advices and reports, and copies of deposit slips and bank statements, (B) copies of shipping and delivery documents, and (C) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by Borrower;

(d)

such other reports as to the Collateral as Lender shall request from time to time.

F.

By deleting subsection (a) of Section 9.6 of the Loan Agreement in its entirety and by substituting in lieu thereof the following:

(a)

Borrower shall keep proper books and records in which true and-complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Borrower and its subsidiaries (if any) in accordance with GAAP, Borrower and Imperial Industries, Inc. shall furnish or cause to be furnished to Lender: (i) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and, if Borrower has any subsidiaries, unaudited consolidating financial statements (including in each case Imperial Industries, Inc.'s consolidated balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its subsidiaries as of the end of and through such fiscal month, (ii) within forty-five (45) days after the end of each fiscal quarter, quarterly unaudited consolidated financial statements, and, if Borrower has any subsidiaries, unaudited consolidating financial statements (including in each case Imperial Industries, Inc.'s consolidated balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Borrower and its subsidiaries as of the end of and through such fiscal quarter, and (iii) within ninety (90) days after the end of each fiscal year, audited consolidated financial statements of Imperial Industries, Inc., and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Imperial Industries, Inc. and its subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Imperial Industries, Inc. and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Imperial Industries, Inc. and its subsidiaries as of the end of and for the fiscal year then ended.

No other parts, subsections, or sections of the Loan Agreement are being modified or deleted.

3.

Conditions Precedent.  Each of the following is a condition precedent to any obligation of Lender to extend Loans on terms other than those set forth in the Loan Agreement prior to this Amendment:

A.

All requisite corporate action and proceedings in connection with this Amendment and the other Financing Agreements shall be satisfactory in form and substance to the Lender, and Lender shall have received all information, and copies of all documents, including records of requisite corporate actions and proceedings, which Lender may have requested in connection therewith, in form and substance satisfactory to Lender and its counsel;

B.

This Amendment and all other Financing Agreements contemplated to be delivered in connection herewith shall have been duly executed and delivered to Lender, in form and substance satisfactory to Lender; and

4.

Interest Rate Disclosure.  The Prime Rate on the date hereof is 3.25% per annum and, therefore, after giving effect to the amendments set forth in Section 2A above, the rate of interest in effect hereunder on the date hereof, expressed in simple interest terms, is 5.75% per annum with respect to any portion of the Prime Rate Loans.

5.

Acknowledgments.  Each Borrower certifies to Lender that (a) (after giving effect to this Amendment) all representations and warranties of such Borrower contained in the Loan Agreement are true and correct as of the date of this Amendment, except to the extent such representations and warranties relate solely to an earlier date; (b) no Event of Default under the Loan Agreement, or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement, has occurred and is continuing; (c) no changes have been made to its organizational documents, including its articles or certificate of incorporation or organization and its bylaws since the date of its delivery to Lender thereof in connection with the Loan Agreement prior to the date of this Amendment; and (d) the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of each Borrower and this Amendment has been duly executed and delivered by each Borrower.  The Borrowers acknowledge and agree that Inventory at locations as to which all actions required to be taken pursuant to Section 9.2 of the Loan Agreement have not been taken shall constitute Collateral, but, at the option of Lender, shall not be deemed to be Eligible Inventory unless and until such requirements are satisfied, which requirements shall

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include UCC searches, opinions of counsel and the filing of appropriate Form UCC-1 Financing Statements.

6.

Expenses.  Borrower will pay all out-of-pocket expenses incurred by Lender in connection with the preparation of this Amendment and of the other Financing Agreements, including all amendments, supplements or modifications hereafter made to any of the foregoing after the date of this Amendment, and the closing of the transactions contemplated herein and therein, including, but not limited to, the reasonable fees and expenses of counsel for Lender.  In addition, Borrower agrees to pay, and hereby indemnifies Lender for and holds Lender harmless from and against, all costs, interest, penalties, and other amounts arising out of or in connection with all documentary stamp taxes, intangible taxes, filing or recording fees required in connection with the transactions hereunder.  This provision shall survive payment of the Obligations and termination of the Financing Agreements.

7.

Waivers.  EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, ALL DOCUMENTS AT ANY TIME MADE IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN.  FURTHER, EACH BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  FINALLY, EACH BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

8.

Financing Agreements Binding.  Each Borrower acknowledges and stipulates that the Loan Agreement and the other Financing Agreements executed by Borrowers are legal, valid and binding obligations of each Borrower that are enforceable against each Borrower in accordance with the terms thereof.  Each Borrower agrees that it has no off-sets, defenses or counterclaims to the payment of the Obligations or the performance by it under the Loan Agreement or the other Financing Agreements.  Further, each Borrower agrees that it has no claims of any nature whatsoever against the Lender, its parent, subsidiaries, affiliates, divisions, officers, directors, employees, agents, stockholders, successors, or assigns arising out of or related to the Obligations, the Financing Agreements, or otherwise.

9.

Liens.  Borrowers each acknowledge and confirm that all Collateral furnished in connection with the Loan Agreement continues to secure the Obligations, as hereby modified. Each of the Borrowers hereby grants and regrants, as applicable, the Lender all liens, security interests, assignments, and rights of setoff in and to the Collateral to secure all Obligations.

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10.

Breach of Terms.  Any breach of the terms of this Amendment shall, at the option of Lender, constitute an Event of Default, entitling Lender to exercise its rights and remedies under the Financing Agreements.

11.

No Novation.  Except as amended by this Amendment, the Loan Agreement (as in effect immediately prior to the effectiveness of this Amendment) and all other Financing Agreements shall remain in full force and effect.

12.

Successors and Assigns.  All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Borrowers shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of Lender.

13.

Governing Law.  This Amendment shall be effective upon acceptance by Lender (notice of which acceptance each Borrower hereby waives), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Florida.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

________________________

Name:

________________________

Title:

________________________

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Consent and Amendment #9

AGREED AND ACCEPTED:

Each of the undersigned Borrowers acknowledges and agrees to the foregoing Amendment and shall continue to be bound under the Loan Agreement and the other Financing Agreements, as hereby amended, jointly and severally.

PREMIX-MARBLETITE MANUFACTURING CO.

By: _______________________________________

Name:_____________________________________

Title:______________________________________

DFH, INC.

By: _______________________________________

Name:_____________________________________

Title:______________________________________

JUST-RITE SUPPLY, INC.

By: _______________________________________

Name:_____________________________________

Title:______________________________________

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to Consent and Amendment #9

JOINDER

The undersigned: (1) acknowledges and confirms that Lender's loans, advances and credit to Borrowers have been, are and will continue to be of direct economic benefit to the undersigned, (2) consents to all terms and provisions of the foregoing Amendment which are applicable to it, and agrees to be bound by and comply with such terms and provisions, and (3) acknowledges and confirms that its guarantee and waiver agreements in favor of Lender executed pursuant to the terms of the Loan Agreement are each valid and binding and remain in full force and effect in accordance with their respective terms (without defense, setoff or counterclaim against enforcement thereof), which include, without limitation, its guarantees in connection with the Loan Agreement, as modified by the foregoing Amendment.

GUARANTOR:

IMPERIAL INDUSTRIES, INC.

By:__________________________________

Name:________________________________

Title:_________________________________